Exhibit 10.7

SHARE PLEDGE AGREEMENT

This Share Pledge Agreement (this “Agreement”) has been executed by and between the following parties on February 22, 2019 in Guangzhou, PRC:

Pledgee: EHang Intelligent Equipment (Guangzhou) Co., Ltd.

Address: No. 31 Room 401, No. 680 Guangxin Road, Huangpu District, Guangzhou, PRC;

Pledgor: Huazhi Hu

PRC ID No.:******

Address: ******, Guangzhou, PRC.

Whereas:

1.

Pledgors are natural persons with the nationality of the People’s Republic of China (hereinafter referred to as “China” or “PRC”), and hold registered capital of CNY 57,000,000 in Guangzhou EHang Intelligent Technology Co., Ltd. (hereinafter referred to as “Intelligent Technology”) in record, representing 95% equity of the Intelligent Technology. Guangzhou EHang Intelligent Technology Co., Ltd. is a limited liability company registered in Guangzhou, PRC which engages in the research and development, manufacture, operation and sale of unmanned aerial vehicle.

2.	Pledgee is a wholly foreign-owned enterprise registered in Guangzhou PRC which engages in the consulting services of aviation technologies.

3.

Pledgee and Intelligent Technology held by the Pledgor entered into Exclusive Technical Consulting and Services Agreement (“Services Agreement”), Exclusive Service Agreement (“Exclusive Services Agreement”) on January 29, 2016; Pledgee, Pledgor and Intelligent Technology entered into Shareholders Voting Proxy Agreement (“Voting Agreement”) and Exclusive Option Agreement (“Option Agreement”) on January 29, 2016; and Pledgee and Pledgor entered into Share Pledge Agreement on January 29, 2016 (“Original Share Pledge Agreement”).

4.

To the extent permitted by applicable laws, the Pledgor is willing to pledge the all their Equity Interest to the Pledgee as a first priority security for the performance of Contractual Obligations and repayment of the Secured Indebtedness, and Intelligent Technology agreed such Pledge.

The Parties have mutually agreed to execute this Agreement upon the following terms.

1.	DEFINITIONS

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement.

1.2

Equity Interest: shall refer to all of the equity interest lawfully now held by the Pledgor in Intelligent Technology (i.e. registered capital of CNY 57,000,000, representing 95% equity of the Intelligent Technology).

1.3

Contractual Obligations: refers to all obligations of the Pledgor under Voting Agreement, Call Option Agreement and their amendments, all obligations of Intelligent Technology under Voting Agreement, Services Agreement, Exclusive Services Agreement and their amendment; and all obligations of Pledgors and Intelligent Technology under this Agreement.

1.4

Secured Indebtedness: refers to all direct, indirect, derivative and foreseeable losses incurred by the Events of Default (see below) of Pledgors and/or Intelligent Technology, the amount of which is including without limitation the reasonable business plan and profit forecast and fees for the enforcement by Pledgee of obligations of Pledgor and /or Intelligent Technology under this Agreement.

1.5	Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.6	Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.7	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	THE PLEDGE

2.1

Each of the Pledgors hereby pledges to Pledgee all of Equity Interest of Intelligent Technology held by such Pledgor. The right of Pledge refers that the Pledgee shall have a priority right over the proceeds of the Equity Interest pledged by such Pledgor in satisfaction of its rights from discount, auction or sale.

3.	TERM OF PLEDGE

3.1	The Term of the Pledge

This Agreement shall take effect as of the date when this Agreement is duly signed or chopped by all the parties; the effectiveness and execution of this Agreement will not be affected by the pledge registration specified under this Agreement. This Agreement shall in full force and effective until the Intelligent Technology and Pledgee’s satisfaction of all Contractual Obligations and settlement of all Secured Indebtedness (the “Term of Pledge”). Upon Pledgee’s request, Intelligent Technology shall extend its operation period to sustain the effectiveness of this Agreement.

4.	CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2	Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.	REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1	Pledgor is the legal owner of the Equity Interest.

5.2	In any event that the Pledgee exercise its right under this Agreement, no interference shall be made by any other parties.

5.3	Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.4	Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.	COVENANTS OF PLEDGOR

6.1	Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1	not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of Pledgee;

6.1.2

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Control Agreements, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	EVENT OF BREACH

7.1	The following circumstances shall be deemed Event of Default:

7.1.1	A Pledgor makes any materially false or misleading representations or warranties under Section 5 herein, or breaches any warranties under Section 5 herein;

7.1.2	A Pledgor breaches the covenants under Section 6 herein;

7.1.3	A Pledgor breaches any terms and conditions of this Agreement;

7.1.4

Except otherwise stipulated under Section 6.1.1, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.5

Any loan, guarantee, compensation, commitment or other liabilities which (i) have been requested for the repayment or performance due to the breach of the contract; or (ii) are unable to be repaid or performed on due date, so as to cause the Pledgee to believe that such Pledgor’s ability to perform the obligations herein is adversely affected;

7.1.6	The Pledgor is incapable of repaying debt in general;

7.1.7	The enactment of laws and regulation cause the illegality of this Agreement or failure of the continue performance by the Pledgor of the obligation under this Agreement;

7.1.8	Any consent, permit, approval or authorization for the legality, enforcement or validity of this Agreement from governmental authorities is revoked, suspended, void or substantially changed.

7.1.9	The occurrence of any adverse change to the assets or property of the Pledgor, which in Pledgee’s determination, may impact the ability of the Pledgor to perform its obligations hereunder;

7.1.10	The occurrence of any other circumstances under which the Pledgee is not or may not able to exercise its rights hereunder in accordance with the applicable law.

7.2

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding to immediately dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	EXERCISE OF PLEDGE

8.1

Prior to the full payment of the consulting and service fees described in the Control Agreements, without the Pledgee’s written consent, Pledgor shall not assign the Equity Interest in Intelligent Technology.

8.2	Pledgee may issue a written notice to Pledgor when exercising the Pledge.

8.3

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 7.3. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4

In the event of default, Pledgee is entitled to dispose of the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee.

8.5

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Intelligent Technology shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	ASSIGNMENT

9.1	Without Pledgee’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2	This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3

At any time, Pledgee may assign any and all of its rights and obligations under the Control Agreements to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Control Agreements, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4

In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement.

10.	TERMINATION

Upon the full payment of the consulting and service fees under the Services Agreements and upon termination of Intelligent Technology’s obligations under the Services Agreements, this Agreement shall be terminated, and Pledgee shall then terminate the equity pledge under this Agreement as soon as reasonably practicable.

11.	HANDLING FEES AND OTHER EXPENSES

11.1

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Pledgor. If the Pledgee pay such taxes and fees according to applicable laws, the Pledgor shall reimburse such paid taxes and fees.

11.2

The Pledgors shall be responsible for all expenses (including, but not limited to, any taxes, application fees, management fees, litigation costs, attorney’s fees, and various insurance premiums in connection with the disposition of the Pledge) incurred by the Pledgee in its recourse to collect from the Pledgors arising from the Pledgors’ failure to pay any relevant taxes and fees.

12.	Force Majeure

12.1

In the event that the affected party is delayed in or prevented from performing its obligations under this Agreement by Force Majeure, only to the extent within the scope of such delay or prevention, the affected party will not be responsible for any damage by reason of such a failure or delay of performance. Force Majeure shall refer to any event that is beyond the party’s reasonable control and cannot be prevented with reasonable care, including acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the control of a party. The party affected by Force Majeure shall notify the other party about the release without delay.

12.2

Although the affected party will not be responsible for any damage by reason of such a failure or delay of performance caused by Force Majeure, the affected party shall be exempted from such liabilities when it uses its reasonable efforts to minimize or remove the effects of Force Majeure and attempt to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both parties agree to use their best efforts to resume performance of this Agreement.

13.	GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1	The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of PRC.

13.2

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the Guangzhou Arbitration Commission for arbitration, in accordance with its arbitration rules. The arbitration shall be conducted in Guangzhou, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

14.	NOTICES

14.1

Any notice given by the parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. If such notice is delivered by messenger, the time of receipt is the time when such notice is received by the addressee; if such notice is transmitted by facsimile, the time of receipt is the time when such notice is transmitted. If the notice does not reach the addressee by the end of the business day, the following business day shall be the date of receipt. The place of delivery is the Party’s address as set forth in the signature pages hereto or the address advised in writing including via facsimile.

15.	ATTACHMENTS

The attachments set forth herein shall be an integral part of this Agreement.

16.	EFFECTIVENESS

16.1

This Agreement is the amendment to Original Pledge Agreement. If there any conflict between Original Pledge Agreement and this Agreement, this Agreement shall prevail. Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective after the affixation of the signatures or seals of the Parties.

16.2	This Agreement is written in Chinese in two originals.

[Signature Page]

Pledgee: EHang Intelligent Equipment (Guangzhou) Co., Ltd.

Authorized Representative: /s/ Huazhi Hu

/s/ Seal of EHang Intelligent Equipment (Guangzhou) Co., Ltd.

Pledgor: Huazhi Hu

Signature: /s/ Huazhi Hu

SHARE PLEDGE AGREEMENT

This Share Pledge Agreement (this “Agreement”) has been executed by and between the following parties on February 22, 2019 in Guangzhou, PRC:

Pledgee: EHang Intelligent Equipment (Guangzhou) Co., Ltd.

Address: No. 31 Room 401, No. 680 Guangxin Road, Huangpu District, Guangzhou, PRC;

Pledgor: Yifang Xiong

PRC ID No.:******

Address: ******, PRC

Whereas:

1.

Pledgors are natural persons with the nationality of the People’s Republic of China (hereinafter referred to as “China” or “PRC”), and hold registered capital of CNY 3,000,000 in Guangzhou EHang Intelligent Technology Co., Ltd. (hereinafter referred to as “Intelligent Technology”) in record, representing 5% equity of the Intelligent Technology. Guangzhou EHang Intelligent Technology Co., Ltd. is a limited liability company registered in Guangzhou, PRC which engages in the research and development, manufacture, operation and sale of unmanned aerial vehicle.

2.	Pledgee is a wholly foreign-owned enterprise registered in Guangzhou PRC which engages in the consulting services of aviation technologies.

3.

Pledgee and Intelligent Technology held by the Pledgor entered into Exclusive Technical Consulting and Services Agreement (“Services Agreement”), Exclusive Service Agreement (“Exclusive Services Agreement”) on January 29, 2016; Pledgee, Pledgor and Intelligent Technology entered into Shareholders Voting Proxy Agreement (“Voting Agreement”) and Exclusive Option Agreement (“Option Agreement”) on January 29, 2016; and Pledgee and Pledgor entered into Share Pledge Agreement on January 29, 2016 (“Original Share Pledge Agreement”).

4.

To the extent permitted by applicable laws, the Pledgor is willing to pledge the all their Equity Interest to the Pledgee as a first priority security for the performance of Contractual Obligations and repayment of the Secured Indebtedness, and Intelligent Technology agreed such Pledge.

The Parties have mutually agreed to execute this Agreement upon the following terms.

1.	DEFINITIONS

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement.

1.2

Equity Interest: shall refer to all of the equity interest lawfully now held by the Pledgor in Intelligent Technology (i.e. registered capital of CNY 3,000,000, representing 5% equity of the Intelligent Technology).

1.3

Contractual Obligations: refers to all obligations of the Pledgor under Voting Agreement, Call Option Agreement and their amendments, all obligations of Intelligent Technology under Voting Agreement, Services Agreement, Exclusive Services Agreement and their amendment; and all obligations of Pledgors and Intelligent Technology under this Agreement.

1.4

Secured Indebtedness: refers to all direct, indirect, derivative and foreseeable losses incurred by the Events of Default (see below) of Pledgors and/or Intelligent Technology, the amount of which is including without limitation the reasonable business plan and profit forecast and fees for the enforcement by Pledgee of obligations of Pledgor and /or Intelligent Technology under this Agreement.

1.5	Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.6	Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.7	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.	THE PLEDGE

2.1

Each of the Pledgors hereby pledges to Pledgee all of Equity Interest of Intelligent Technology held by such Pledgor. The right of Pledge refers that the Pledgee shall have a priority right over the proceeds of the Equity Interest pledged by such Pledgor in satisfaction of its rights from discount, auction or sale.

3.	TERM OF PLEDGE

3.1	The Term of the Pledge

This Agreement shall take effect as of the date when this Agreement is duly signed or chopped by all the parties; the effectiveness and execution of this Agreement will not be affected by the pledge registration specified under this Agreement. This Agreement shall in full force and effective until the Intelligent Technology and Pledgee’s satisfaction of all Contractual Obligations and settlement of all Secured Indebtedness (the “Term of Pledge”). Upon Pledgee’s request, Intelligent Technology shall extend its operation period to sustain the effectiveness of this Agreement.

4.	CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee’s custody the shareholders’ register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2	Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.	REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1	Pledgor is the legal owner of the Equity Interest.

5.2	In any event that the Pledgee exercise its right under this Agreement, no interference shall be made by any other parties.

5.3	Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.4	Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.	COVENANTS AND FURTHER AGREEMENTS OF PLEDGOR

6.1	Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1	not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of Pledgee;

6.1.2

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee’s reasonable request or upon consent of Pledgee;

6.1.3

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Control Agreements, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	EVENT OF BREACH

7.1	The following circumstances shall be deemed Event of Default:

7.1.1	A Pledgor makes any materially false or misleading representations or warranties under Section 5 herein, or breaches any warranties under Section 5 herein;

7.1.2	A Pledgor breaches the covenants under Section 6 herein;

7.1.3	A Pledgor breaches any terms and conditions of this Agreement;

7.1.4

Except otherwise stipulated under Section 6.1.1, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.5

Any loan, guarantee, compensation, commitment or other liabilities which (i) have been requested for the repayment or performance due to the breach of the contract; or (ii) are unable to be repaid or performed on due date, so as to cause the Pledgee to believe that such Pledgor’s ability to perform the obligations herein is adversely affected;

7.1.6	The Pledgor is incapable of repaying debt in general;

7.1.7	The enactment of laws and regulation cause the illegality of this Agreement or failure of the continue performance by the Pledgor of the obligation under this Agreement;

7.1.8	Any consent, permit, approval or authorization for the legality, enforcement or validity of this Agreement from governmental authorities is revoked, suspended, void or substantially changed.

7.1.9	The occurrence of any adverse change to the assets or property of the Pledgor, which in Pledgee’s determination, may impact the ability of the Pledgor to perform its obligations hereunder;

7.1.10	The occurrence of any other circumstances under which the Pledgee is not or may not able to exercise its rights hereunder in accordance with the applicable law.

7.2

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee’s satisfaction after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding to immediately dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	EXERCISE OF PLEDGE

8.1

Prior to the full payment of the consulting and service fees described in the Control Agreements, without the Pledgee’s written consent, Pledgor shall not assign the Equity Interest in Intelligent Technology.

8.2	Pledgee may issue a written notice to Pledgor when exercising the Pledge.

8.3

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 7.3. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4

In the event of default, Pledgee is entitled to dispose of the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee.

8.5

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Intelligent Technology shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	ASSIGNMENT

9.1	Without Pledgee’s prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2	This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3

At any time, Pledgee may assign any and all of its rights and obligations under the Control Agreements to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Control Agreements, upon Pledgee’s request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4

In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement.

10.	TERMINATION

Upon the full payment of the consulting and service fees under the Services Agreements and upon termination of Intelligent Technology’s obligations under the Services Agreements, this Agreement shall be terminated, and Pledgee shall then terminate the equity pledge under this Agreement as soon as reasonably practicable.

11.	HANDLING FEES AND OTHER EXPENSES

11.1

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Pledgor. If the Pledgee pay such taxes and fees according to applicable laws, the Pledgor shall reimburse such paid taxes and fees.

11.2

The Pledgors shall be responsible for all expenses (including, but not limited to, any taxes, application fees, management fees, litigation costs, attorney’s fees, and various insurance premiums in connection with the disposition of the Pledge) incurred by the Pledgee in its recourse to collect from the Pledgors arising from the Pledgors’ failure to pay any relevant taxes and fees.

12.	Force Majeure

12.1

In the event that the affected party is delayed in or prevented from performing its obligations under this Agreement by Force Majeure, only to the extent within the scope of such delay or prevention, the affected party will not be responsible for any damage by reason of such a failure or delay of performance. Force Majeure shall refer to any event that is beyond the party’s reasonable control and cannot be prevented with reasonable care, including acts of governments, acts of nature, fire, explosion, typhoon, flood, earthquake, tide, lightning or war. However, any shortage of credit, capital or finance shall not be regarded as an event beyond the control of a party. The party affected by Force Majeure shall notify the other party about the release without delay.

12.2

Although the affected party will not be responsible for any damage by reason of such a failure or delay of performance caused by Force Majeure, the affected party shall be exempted from such liabilities when it uses its reasonable efforts to minimize or remove the effects of Force Majeure and attempt to resume performance of the obligations delayed or prevented by the event of Force Majeure. After the event of Force Majeure is removed, both parties agree to use their best efforts to resume performance of this Agreement.

13.	GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1	The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of PRC.

13.2

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the Guangzhou Arbitration Commission for arbitration, in accordance with its arbitration rules. The arbitration shall be conducted in Guangzhou, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

14.	NOTICES

14.1

Any notice given by the parties hereto for the purpose of performing the rights and obligations hereunder shall be in writing. If such notice is delivered by messenger, the time of receipt is the time when such notice is received by the addressee; if such notice is transmitted by facsimile, the time of receipt is the time when such notice is transmitted. If the notice does not reach the addressee by the end of the business day, the following business day shall be the date of receipt. The place of delivery is the Party’s address as set forth in the signature pages hereto or the address advised in writing including via facsimile.

15.	ATTACHMENTS

The attachments set forth herein shall be an integral part of this Agreement.

16.	EFFECTIVENESS

16.1

This Agreement is the amendment to Original Pledge Agreement. If there any conflict between Original Pledge Agreement and this Agreement, this Agreement shall prevail. Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective after the affixation of the signatures or seals of the Parties.

16.2	This Agreement is written in Chinese in two originals.

[Signature Page]

Pledgee: EHang Intelligent Equipment (Guangzhou) Co., Ltd.

Authorized Representative: /s/ Huazhi Hu

/s/ Seal of EHang Intelligent Equipment (Guangzhou) Co., Ltd.

Pledgor: Yifang Xiong

Signature: /s/ Yifang Xiong